                                 EXHIBIT 10.1
                                 ------------

Exhibit 10.1
------------


THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT AND CONSENT TO PLEDGE AGREEMENT
-------------------------------------------------------------------------------

          THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT AND CONSENT TO PLEDGE AGREEMENT (collectively, this "Amendment"), dated as of December 22, 2000, among PACER INTERNATIONAL, INC. (f/k/a LAND TRANSPORT SERVICES, INC.), a Tennessee corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks"), CREDIT SUISSE FIRST BOSTON, as Documentation Agent (in such capacity, the "Documentation Agent"), MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent" and, together with the Documentation Agent and Syndication Agent, each, an "Agent" and, collectively, the "Agents") and BANKERS TRUST COMPANY, as Pledgee under the Pledge Agreement referred to below (the "Pledgee"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of May 28, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower, various Subsidiaries of the Borrower and the Pledgee are parties to a Pledge Agreement, dated as of May 28, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "Pledge Agreement");

          WHEREAS, the Borrower desires to acquire all of the capital stock of Rail Van, Inc., an Ohio corporation ("Rail Van") pursuant to, and in accordance with the terms of a Stock Purchase Agreement (as amended, modified and/or supplemented from time to time in accordance with the terms thereof and the Credit Agreement (as amended by this Amendment), the "Rail Van Stock Purchase Agreement"), dated as of December 18, 2000, among the Borrower, Rail Van, and the shareholders of Rail Van (the "Rail Van Acquisition"), which acquisition, after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment;

          WHEREAS, in connection with the Rail Van Acquisition, the Borrower desires to incur incremental senior secured bank financing pursuant to a new term loan facility under the

Credit Agreement described herein, in the amount and on the terms and conditions set forth herein, after having determined that same is in its best interests;

          WHEREAS, the Borrower has requested certain amendments and consents to the Credit Agreement and the Pledge Agreement in connection with the Rail Van Acquisition and the financing thereof as described below; and

          WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain consents to the Credit Agreement and the Pledge Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   Amendments and Consents to Credit Agreement and Pledge Agreement.
     ----------------------------------------------------------------

          1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Banks hereby acknowledge and agree that the Rail Van Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a "Permitted Acquisition" for all purposes of the Credit Agreement), so long as:

          (i) the sole consideration payable in respect of the Rail Van Acquisition (exclusive of transaction fees and expenses) shall consist of
     (I) cash in an amount not to exceed $67,000,000 (as such amount may be adjusted as provided in Article III, Section 7.15 and Article IX of the Rail Van Stock Purchase Agreement), (II) the issuance of Borrower Common Stock with an equity value of approximately $7,000,000 (the "Rail Van Equity Financing") and (III) the assumption of existing Indebtedness of Rail Van and its Subsidiaries (including certain Capitalized Lease Obligations) in an aggregate amount not to exceed $12,600,000 (before giving effect to the refinancing transactions referred to in clause (v) below);

          (ii) except for the deviation from the requirements of a Permitted Acquisition contained in Section 8.14(a)(vi) of the Credit Agreement as set forth in clause (i) above, the Rail Van Acquisition shall otherwise be effected as a "Permitted Acquisition" in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement (including, without limitation, Sections 8.11, 8.14, 9.02(h) and 9.15(a) thereof and the delivery of the officer's certificate required by Section 8.14(a)(x) thereof));

          (iii) on or prior to the Third Amendment Effective Date, there shall have been delivered to the Administrative Agent true and correct copies of the Rail Van Stock Purchase Agreement and all other documents entered into in connection with the Rail Van Acquisition (the "Rail Van Acquisition Documents"), certified as such by an officer of the Borrower;

          (iv) on the Third Amendment Effective Date, (w) all Rail Van Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (x) the representations and warranties set forth in the Rail Van

     Acquisition Documents shall be true and correct in all material respects,
     (y) each of the conditions precedent to the consummation of the Rail Van Acquisition as set forth in the Rail Van Acquisition Documents shall have been satisfied to the reasonable satisfaction of the Agents or waived with the consent of the Agents, and (z) the Rail Van Acquisition and the Rail Van Equity Financing shall have been consummated in accordance with all applicable law and the relevant Rail Van Documents therefor (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Agents and the Required Banks);

          (v) on the Third Amendment Effective Date and concurrently with the incurrence of A-2 Term Loans on such date, (I) approximately $11,000,000 of Indebtedness of Rail Van and its Subsidiaries shall have been repaid in full, together with all fees and other amounts owing thereon (the "Existing Rail Van Indebtedness to Be Refinanced"), all commitments under the documents evidencing the Existing Rail Van Indebtedness to Be Refinanced shall have been terminated and all letters of credit issued pursuant to the documents evidencing the Existing Rail Van Indebtedness to Be Refinanced shall have been terminated, (II) all security interests in respect of, and Liens securing, the Existing Rail Van Indebtedness to Be Refinanced shall have been terminated and released (except for UCC-1 financing statements covering the property of Rail Van and its Subsidiaries, so long as proper termination statements (Form UCC-3 or the appropriate equivalent) for each jurisdiction in which such property is located are delivered to the Administrative Agent within 5 Business Days after the Third Amendment Effective Date), and the Administrative Agent shall have received all such releases as may have been requested by the Administrative Agent, which releases shall be in form and substance satisfactory to the Agents and
     (III) the Administrative Agent shall have received evidence in form, scope and substance reasonably satisfactory to the Agents that the matters set forth herein to be satisfied on the Third Amendment Effective Date have been satisfied on the Third Amendment Effective Date;

          (vi) on the Third Amendment Effective Date, all necessary governmental (domestic and foreign), regulatory and third party approvals in connection with the Rail Van Transaction, the transactions contemplated by this Amendment and the other Rail Van Documents and otherwise referred to herein or therein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the any Agent, materially adverse conditions upon the consummation of the Rail Van Transaction and the transactions contemplated by this Amendment;

          (vii) on the Third Amendment Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon, or materially delaying, or making economically unfeasible, the consummation of the Rail Van Transaction or the transactions contemplated by this Amendment;

          (viii) on the Third Amendment Effective Date, after giving effect to the Rail Van Transaction, nothing shall have occurred since December 31, 1999 (and neither the

     Banks nor any Agent shall have become aware of any facts or conditions not previously known) which any Agent or the Required Banks shall determine has had, or could reasonably be expected to have (x) a material adverse effect on the rights or remedies of the Agents or the Banks, or on the ability of the Credit Parties to perform their respective obligations to the Agents and the Banks under the Credit Documents, (y) a Material Adverse Effect or
     (z) a material adverse effect on the Rail Van Transaction or the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of Rail Van and its Subsidiaries taken as a whole; and

          (ix) on the Third Amendment Effective Date, no actions, suits, proceedings or investigations by any entity (private or governmental) shall be pending or threatened (a) with respect to the Rail Van Transaction, the Credit Agreement or any documentation executed in connection therewith, (b) which could reasonably be expected to have a Material Adverse Effect or (c) which any Agent or the Required Banks shall determine could reasonably be expected to (x) have a Material Adverse Effect or (y) have a materially adverse effect on (I) the Rail Van Transaction, (II) the rights or remedies of the Banks or the Agents under the Credit Agreement or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks or the Agents under the Credit Agreement or under any other Credit Document or (III) the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of Rail Van and its Subsidiaries taken as a whole.

          2. Section 1.01(a) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

          3. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following text at the end of said Section:

          "(e)   Subject to and upon the terms and conditions set forth herein, each Bank with an A-2 Term Loan Commitment severally agrees to make a term loan or term loans (each, an "A-2 Term Loan" and, collectively, the "A-2 Term Loans") to the Borrower, which A-2 Term Loans:

          (i) shall be incurred by the Borrower pursuant to a single drawing on the Third Amendment Effective Date for the purposes described in Section 7.05(d);

          (ii)   shall be denominated in U.S. Dollars;

          (iii) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that (x) except as otherwise
                                --------
     specifically provided in Section 1.10(b), all A-2 Term Loans made as part of the same Borrowing shall at all times consist of A-2 Term Loans of the same Type and (y) unless the Administrative Agent has determined that the A-2 Term Loan Syndication Date has occurred (at which time this clause (y) shall no longer be applicable), no more than three Borrowings of A-2 Term Loans to be maintained as Eurodollar Loans may be incurred prior to the 90th day after the Third Amendment Effective Date, each of which Borrowings of Eurodollar Loans may only have an Interest Period of one month, and the first of which Borrowings may only be made on the Third Amendment Effective Date, the second of which Borrowings may only be made on the last day of the Interest Period of the first such Borrowing and the third of which Borrowings may only be made on the last day of the Interest Period of the second such Borrowing; and

          (iv) shall be made by each Bank in that initial aggregate principal amount as is equal to the A-2 Term Loan Commitment of such Bank on the Third Amendment Effective Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(d)).

     Once repaid, A-2 Term Loans incurred hereunder may not be reborrowed.".

          4. Section 1.03(a) of the Credit Agreement is hereby amended by deleting the text "Term Loans" appearing in said Section and inserting the text "A-1 Term Loans, A-2 Term Loans" in lieu thereof.

          5. Section 1.05(a) of the Credit Agreement is hereby amended by (x) deleting the text "Term" in each place it appears in clause (i) of said Section and inserting the text "A-1 Term" in lieu thereof, (y) deleting the word "and" appearing at the end of clause (ii) of said Section and inserting a comma in lieu thereof and (z) inserting the following new clause (iv) at the end of said
Section:

     "and (iv) if A-2 Term Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, an "A-2 Term Note" and, collectively, the "A-2 Term Notes")".

          6. Section 1.05(b) of the Credit Agreement is hereby amended by deleting each reference to the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof.

          7.   Section 1.05 of the Credit Agreement is hereby further amended by
(i) redesignating clauses (e) and (f) of said Section as clauses (f) and (g), respectively, and (ii) inserting the following new clause (e) immediately following clause (d) of said Section:

          "(e) The A-2 Term Note issued to each Bank with an A-2 Term Loan Commitment or outstanding A-2 Term Loans shall (i) be executed by the Borrower, (ii) be payable to such Bank or its registered assigns and be dated the Third Amendment Effective Date (or, in the case of any A-2 Term
     Note issued after the Third Amendment Effective Date, the date of issuance thereof), (iii) be in a stated principal amount equal to the A-2 Term Loan Commitment of such Bank on the Third Amendment Effective Date (or, in the case of any A-2 Term Note issued after the Third Amendment Effective Date, in a stated principal amount equal to the outstanding principal amount of the A-2 Term Loan of such Bank on the date of the issuance thereof) and be payable in the principal amount of A-2 Term Loans evidenced thereby, (iv) mature on the A-2 Term Loan

     Maturity Date, (v) bear interest as provided in the appropriate clause of
     Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary repayment as provided in Section 4.01 and mandatory repayment as provided in Section
     4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.".

          8. Section 1.06 of the Credit Agreement is hereby amended by (x) redesignating clause (iv) of the proviso to the first sentence of said Section as clause (v) and (y) inserting the following new clause (iv) immediately following clause (iii) of the proviso to the first sentence of said Section:

     ", (iv) unless the Administrative Agent has determined that the A-2 Term Loan Syndication Date has occurred (at which time this clause (iv) shall no longer be applicable), prior to the 90th day after the Third Amendment Effective Date, A-2 Term Loans maintained as Base Rate Loans may not be converted into Eurodollar Loans unless any such conversion is effective on the first day of the first, second or third Interest Period referred to in clause (y) of the proviso in Section 1.01(e)(iii) and so long as such conversion does not result in a greater number of Borrowings of Eurodollar Loans prior to the 90th day after the Third Amendment Effective Date as are permitted under Section 1.01(e)(iii).".

          9. Section 1.07 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following sentence in lieu thereof:

     "All Borrowings of A-1 Term Loans, A-2 Term Loans and Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks pro rata on
                                                                     --- ----
     the basis of such Banks' A-1 Term Loan Commitments, A-2 Term Loan Commitments or Revolving Loan Commitments, as the case may be; provided
                                                                    --------
     that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the RL Banks pro rata on the basis on
                                                   --- ----
     their respective Adjusted RL Percentages.".

          10. Section 1.09 of the Credit Agreement is hereby amended by (i) deleting the text "(but otherwise subject to clause (y) of the proviso to Sections 1.01(a)(iii) and 1.01(b)(iii) and to clause (iii) of the proviso to
Section 1.06)" appearing in said Section and inserting the text "(but otherwise subject to clause (y) of the proviso to Sections 1.01(a)(iii), 1.01(b)(iii) and 1.01(e)(iii) and to clauses (iii) and (iv) of the proviso to Section 1.06)" in lieu thereof and (ii) deleting clause (vii) appearing in said Section in its entirety and inserting the following new clause (vii) in lieu thereof:

          "(vii) no Interest Period in respect of any Borrowing of A-1 Term Loans or A-2 Term Loans shall be elected which extends beyond any date upon which a Scheduled Repayment will be required to be made under Section 4.02(b)(i) or (ii), as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of such A-1 Term Loans or A-2 Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such A-1 Term Loans or A-2 Term Loans, as the case may be, permitted to be outstanding after such required Scheduled Repayment.".

          11. Section 1.13 of the Credit Agreement is hereby amended by (i) deleting the second parenthetical appearing in clause (i) of the proviso to said Section and inserting the text "(or, in the case of the replacement of less than all the Tranches of Commitments and outstanding Loans of the respective Replaced Bank, all the Commitments and all then outstanding Loans relating to the Tranche or Tranches with respect to which such Bank is being replaced), (ii) deleting the text "(except for the replacement of only the outstanding Term Loans of the respective Bank)" appearing in said Section and inserting the text "(except for the replacement of only the outstanding Term Loans of any or all Tranches of Term Loans of the respective
Bank)" in lieu thereof and (iii) inserting the text "of any or all Tranches of Term Loans" immediately after the text "outstanding Term Loans" appearing in subclause (y) of clause (i) to the proviso in said Section.

          12. Section 3.03 of the Credit Agreement is hereby amended by (i) deleting the text "The Total Commitment (and the" appearing in clause (a) of said Section and inserting the text "Each of the Total A-1 Term Loan Commitment and the Total Revolving Loan Commitment (and the A-1" in lieu thereof, (ii) inserting the text "A-1" immediately prior to each appearance of the word "Term" appearing in clause (b) of said Section, (iii) redesignating clauses (d) and (e) of said Section as clauses (e) and (f), respectively, (iv) inserting the following new clause (d) immediately following clause (c) of said Section:

          "(d)   In addition to any other mandatory commitment reductions
     pursuant to this Section 3.03, the Total A-2 Term Loan Commitment (and the A-2 Term Loan Commitment of each Bank with such a Commitment) shall terminate in its entirety on the Third Amendment Effective Date (after giving effect to the incurrence of A-2 Term Loans on such date)."

and (v) deleting clause (f) of said Section (as redesignated pursuant to clause
(iii) above) in its entirety and inserting the following new clause (f) in lieu thereof:

          "(f)   Each reduction to the Total A-1 Term Loan Commitment, the Total
     A-2 Term Loan Commitment or Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the A-1 Term Loan Commitment, A-2 Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.".

          13. Section 4.01 of the Credit Agreement is hereby amended (i) by inserting the text "A-1 Term Loans, A-2" immediately preceding the text "Term Loans" in the preamble of said Section, (ii) inserting the text "A-1 Term Loans, A-2" immediately preceding the first reference to "Term Loans" appearing in clause (i) of said Section, (iii) inserting the text "A-1 Term Loans and A-2" immediately preceding the text "Term Loans" appearing in clause (v) of said Section, (iv) inserting the text "of the respective Tranche" immediately prior to the text "on a pro rata basis" appearing in clause (v) of said Section, (v) deleting the word "and" appearing at the end of clause (v) of said Section, (vi) deleting the period at the end of clause (vi) of said Section and inserting the text "; and" in lieu thereof and (vii) inserting the following new clause (vii) immediately after clause (vi) appearing in said Section:

          "(vii) each prepayment of principal of Term Loans pursuant to this
     Section 4.01 (except as provided in preceding clause (vi)) shall be applied to the A-1 Term Loans and A-2 Term Loans on a pro rata basis (based upon the then outstanding principal amount of A-1 Term Loans and A-2 Term Loans).".

          14.    Section 4.02(b) of the Credit Agreement is hereby amended by
(i) inserting the text "(i)" immediately prior to the text "In addition" appearing in said Section, (ii) deleting the word "Term" appearing in said Section and inserting the text "A-1 Term" in lieu thereof, (iii) deleting the text "Scheduled Repayment" in each place it appears in said Section and inserting the text "A-1 Term Loan Scheduled Repayment" in lieu thereof, (iv) inserting the text "A-1" before the text "Term Loan Maturity Date" appearing in said Section and (v) inserting the following new clause (ii) at the end of said
Section:

          "(ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of A-2 Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections
     4.01 and 4.02(h), an "A-2 Term Loan Scheduled Repayment"):

     A-2 Term Loan Scheduled Repayment Date                   Amount
     --------------------------------------                   ------
     March 31, 2001                                           $100,000
     June 30, 2001                                            $100,000
     September 30, 2001                                       $100,000
     December 31, 2001                                        $100,000

     March 31, 2002                                           $100,000
     June 30, 2002                                            $100,000
     September 30, 2002                                       $100,000
     December 31, 2002                                        $100,000

     March 31, 2003                                           $100,000
     June 30, 2003                                            $100,000
     September 30, 2003                                       $100,000
     December 31, 2003                                        $100,000

     March 31, 2004                                           $100,000
     June 30, 2004                                            $100,000
     September 30, 2004                                       $100,000
     December 31, 2004                                        $100,000

     March 31, 2005                                           $100,000
     June 30, 2005                                            $100,000
     September 30, 2005                                       $100,000
     December 31, 2005                                        $100,000

     A-2 Term Loan Scheduled Repayment Date                   Amount
     --------------------------------------                   ------

     March 31, 2006                                           $100,000
     A-2 Term Loan Maturity Date                              $37,900,000".

          15. Section 4.02(h) is hereby amended by deleting said Section in its entirety and inserting the following new Section 4.02(h) in lieu thereof:

          "Each amount required to be applied pursuant to (I) Sections 4.02(c),
     (f) and (g) in accordance with this Section 4.02(h) shall be applied (i) first, to repay the outstanding principal amount of Term Loans and (ii)
     -----
     second, to the extent in excess of the amounts required to be applied
     ------
     pursuant to preceding subclause (i), to reduce the Total Revolving Loan Commitment and (II) Sections 4.02(d) and (e) in accordance with this
     Section 4.02(h) shall be applied (i) first, to repay the outstanding
                                          -----
     principal amount of A-2 Term Loans, (ii) second, to the extent in excess of
                                              ------
     the amounts required to be applied pursuant to preceding subclause (i) of this clause (II), to repay the outstanding principal amount of A-1 Term Loans and (iii) third, to the extent in excess of the amounts required to
                     -----
     be applied pursuant to preceding subclauses (i) and (ii) of this clause
     (II), to reduce the Total Revolving Loan Commitment (it being understood and agreed that (x) the amount of any reduction to the Total Revolving Loan Commitment as provided in preceding subclauses (I)(ii) and (II)(iii) shall be deemed to be an application of proceeds for purposes of this Section 4.02(h) even though cash is not actually applied, (y) any cash received by the Borrower or such Subsidiary in connection with the event giving rise to such reduction will be retained by such Person except to the extent that such cash is otherwise required to be applied as provided in Section 4.02(a) as a result of any reduction to the Total Revolving Loan Commitment and (z) such reduction shall be made in accordance with Section 3.03(f)). Each amount required to be applied to repay outstanding Term Loans pursuant to clause (I) of the preceding sentence of this Section 4.02(h) shall be applied pro rata to each Tranche of Term Loans based upon the then
             --- ----
     outstanding principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage), the numerator of which is equal to the then outstanding principal amount of such Tranche of Term Loans and the denominator of which is equal to the then outstanding principal amount of all Term Loans). All repayments of outstanding Term Loans pursuant to Section 4.02(c), (d), (e), (f) or (g) shall be applied to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis (based upon the then remaining Scheduled
                     --- ----
     Repayments of the respective Tranche after giving effect to all prior reductions thereto).".

          16. Section 7.04 of the Credit Agreement is hereby amended by inserting the text ", the Rail Van Transaction, any Rail Van Acquisition Document" immediately after the word "Transaction" appearing in said Section.

          17. Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word "Term" appearing in clause (a) of said Section and inserting the text "A-1 Term" in lieu thereof, (ii) inserting the text "; provided that
                                                                --------
proceeds of Revolving Loans in an amount not to exceed $40,200,000 may be used for the purposes described in Section 7.05(d) below" immediately after the text "Transaction)" appearing in clause (b) of said Section and (iii) inserting the following new clause (d) at the end of said
Section:

          "(d)   The proceeds of all A-2 Term Loans shall be utilized by the
     Borrower on the Third Amendment Effective Date to (x) finance the Rail Van Acquisition and the Rail Van Refinancing and (y) pay fees and expenses (not to exceed $2,200,000) incurred in connection with the Rail Van Transaction.".

          18. Section 7.10 of the Credit Agreement is hereby amended by (i) inserting the following new subclause (III) immediately subclause (II) of clause
(b) of said Section:

          "(III) (i) The audited consolidated balance sheets of Rail Van and its Subsidiaries at December 31, 1998 and December 31, 1999 and the related consolidated statements of income and cash flow and changes in shareholders' equity of Rail Van and its Subsidiaries for the fiscal years ended on such dates, and furnished to the Banks prior to the Third Amendment Effective Date, (ii) the unaudited consolidated balance sheet of Rail Van and its Subsidiaries as of the end of the fiscal quarter of Rail Van ended September 30, 2000 and the related consolidated statements of income of Rail Van and its Subsidiaries for the nine months then ended, and furnished to the Banks prior to the Third Amendment Effective Date and
     (iii) an unaudited pro forma consolidated balance sheet of the Borrower and
                        --- -----
     its Subsidiaries as of September 30, 2000 and after giving effect to the Rail Van Transaction and the incurrence of all Indebtedness (including the A-2 Term Loans) contemplated herein (the "Rail Van Pro Forma Balance
                                                        --- -----
     Sheet"), in each case present fairly in all material respects the financial condition of Rail Van and its Subsidiaries at the dates of such balance sheets and the results of the operations of Rail Van and its Subsidiaries for the periods covered thereby (or, in the case of the Rail Van Pro Forma
                                                                      --- -----
     Balance Sheet, presents a good faith estimate of the consolidated pro forma
                                                                       --- -----
     financial condition of the Borrower (after giving effect to the Rail Van Transaction at the date thereof)), subject, in the case of unaudited financial statements, to normal year-end adjustments. All such financial statements (other than the aforesaid Rail Van Pro Forma Balance Sheet) have
                                                   --- -----
     been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the nine-month financial statements, to normal year-end audit adjustments (none of which, individually or in the aggregate, would be material) and the absence of footnotes and schedules."

, (ii) inserting the following sentence at the end of clause (c) of said
Section:

          "After giving effect to the Transaction and the Rail Van Transaction, since December 31, 1999 (but assuming the Transaction and the Rail Van Transaction had occurred immediately prior to such date), nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.";

, (iii) deleting the word "Initial Borrowing Date" appearing in subclause (i) of clause (d) of said Section and inserting the text "each of the Initial Borrowing Date and the Third Amendment Effective Date" in lieu thereof and (iv) inserting the following new clause (f) at the end of said Section:

          "(f) The Updated Projections have been prepared on a basis consistent with the financial statements referred to in Section 7.10(b)(III), and have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances. On the Third Amendment Effective Date, the management of the Borrower believes that the Updated Projections are reasonable and attainable based upon the then known facts and circumstances (it being understood that nothing contained in this Section 7.10(f) shall constitute a representation that the results forecasted in such Updated Projections will in fact be achieved). There is no fact known to the Borrower, Rail Van or any of their Subsidiaries which could reasonably be expected to have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the Rail Van Transaction.".

          19. Section 7.11 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing prior to the text "(ii)" appearing in said Section and inserting a comma in lieu thereof, (ii) inserting the text "and
(iii) in the case of any Security Agreement Collateral acquired after the Initial Borrowing Date, the foregoing representation as to the perfection, superiority and priority of the security interest in such after-acquired Security Agreement Collateral, shall not be made hereunder until the time limit specified in Section 2.1 of the Security Agreement for the filing of UCC-1 financing statements covering such Security Agreement Collateral has lapsed" immediately after the text "Section 9.03" appearing in said Section and (iii) inserting the text "(or, in the case of filings or recordings required pursuant to the Security Agreement in respect of Security Agreement Collateral acquired after the Initial Borrowing Date, on or prior to such later date as shall be specified for such filing pursuant to Section 2.1 of the Security Agreement)" immediately after the text "9.15" appearing in said Section.

          20. Section 7.18 of the Credit Agreement is hereby amended by (i) deleting the text "Initial Borrowing Date" appearing in said Section and inserting the text "Third Amendment Effective Date" in lieu thereof and (ii) inserting the text "and the Rail Van Transaction" immediately after the word "Transaction' appearing in said Section.

          21. Section 7.22 of the Credit Agreement is hereby amended by deleting the text "Initial Borrowing Date" appearing in said Section and inserting the text "Third Amendment Effective Date (immediately after giving effect to the Rail Van Transaction)" in lieu thereof.

          22. Section 7 of the Credit Agreement is hereby amended by inserting the following new Sections 7.28 and 7.29 at the end of said Section:

          "7.28  Rail Van Transaction. At the time of consummation thereof, the
                 --------------------
     Rail Van Transaction shall have been consummated in all material respects in accordance with the terms of the relevant Rail Van Documents therefor and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Rail Van Transaction in accordance with the terms of the relevant Rail Van Documents therefor and all applicable laws have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Rail Van Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Rail Van Transaction, the occurrence of any Credit Event, or the performance by the Borrower, Rail Van and their respective Subsidiaries of their respective obligations under the Rail Van Documents and all applicable laws. At the time of the consummation of the Rail Van Transaction and immediately after giving effect thereto, no Default or Event of Default exists.

          7.29  Updated Security Agreement and Pledge Agreement Schedules.  The
                ---------------------------------------------------------
     updated schedules to the Pledge Agreement and the Security Agreement furnished pursuant to Part II, Section 5(xii) of the Third Amendment are true and correct in all material respects as of the date of their delivery, and accurately present in all material respects all information which was originally required to be scheduled pursuant to the Pledge Agreement and Security Agreement on the Initial Borrowing Date, but modified to reflect any changes which occurred between the Initial Borrowing Date and such date of delivery.".

          23. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.20 at the end of said Section:

          "8.20 Additional Pledge Obligations.  Within forty-five (45) days
                -----------------------------
     after the Third Amendment Effective Date, (i) the Borrower shall have duly authorized, executed and delivered to the Administrative Agent a pledge agreement governed by the laws of Mexico covering 66-2/3% of the equity interests of Servicios Pacer, S. de R.L. de C.V. owned by the Borrower (as amended, modified, restated and/or supplemented from time to time, the "Mexican Pledge Agreement"), which Mexican Pledge Agreement shall be in form and substance satisfactory to the Administrative Agent and in full force and effect, (ii) the Mexican Pledge Agreement shall have been duly recorded or filed in such manner and in such places as required by Mexican law to establish, perfect, preserve and protect the pledge in favor of the pledgee thereunder, (iii) all taxes, fees and other charges payable in connection with Mexican Pledge Agreement (including the recordation thereof) shall have been paid in full and (iv) the Administrative Agent shall have received such other evidence that all actions necessary or, in the opinion of the Administrative Agent, desirable, to perfect and/or render enforceable the security interest purported to be created by the Mexican Pledge Agreement have been taken (including, without limitation, the delivery of an opinion from Mexican counsel acceptable to the Administrative Agent in form, scope and substance reasonably satisfactory to the Administrative Agent)."

          24. Section 9.12 of the Credit Agreement is hereby amended by (i) inserting the text "or redeem Senior Subordinated Notes pursuant to, and in accordance with the terms of, Paragraph 7 of the Securities (as defined in the Senior Subordinated Notes Indenture) and Article

Three of the Senior Subordinated Notes Indenture" immediately after the text "on the open market" appearing in clause (ii) of said Section, (ii) inserting the text "(I)" immediately after the text "so long as" appearing in clause (y) of the proviso in clause (ii) of said Section, (iii) inserting the text "and (II) in the case of any redemption of Senior Subordinated Notes in the manner contemplated above, (A) no Default or Event of Default exists on the date of the delivery of the redemption notification pursuant to Sections 3.01 and 3.03 of the Senior Subordinated Notes Indenture and (B) the Adjusted Total Leverage Ratio is less than 4.0:1.0 on the last day of the Test Period most recently ended prior to the date of the delivery of the redemption notification pursuant to Sections 3.01 and 3.03 of the Senior Subordinated Notes Indenture (as set forth in the officer's certificate then most recently delivered pursuant to
Section 8.01(e))" immediately after the text "8.01(e))" appearing in clause (y) of the proviso in clause (ii) of said Section and (iv) inserting the text ", the Rail Van Acquisition Documents," immediately after the text "any APL Limited Agreement" appearing in clause (v) of said Section.

          25. Section 10.03 of the Credit Agreement is hereby amended by inserting the text ", 8.20" immediately following the text "8.14" appearing in said Section.

          26. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting each reference to "3.5:1" appearing in the pricing grid in said definition and inserting the text "3.25:1" in lieu thereof and (ii) inserting the following new clause (w) immediately prior to clause (x) appearing in the last sentence of said definition:

          "(w) at all times on and after the Third Amendment Effective Date and prior to the date of delivery of the financial statements pursuant to
     Section 8.01(b) for the fiscal quarter ended June 30, 2001, in no event shall the Applicable Margins be less than those that would be in effect (determined pursuant to the pricing grid above) if the Total Leverage Ratio were 3.50:1.0 at all times during such period,".

          27. The definition of "Loan" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan, A-2" immediately prior to the text "Term Loan" appearing in said definition.

          28. The definition of "Maturity Date" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Maturity Date, A-2" immediately prior to the text "Term Loan" in said definition.

          29. The definition of "Note" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Note, A-2" immediately prior to the text "Term Note" appearing in said definition.

          30. The definition of "Security Documents" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text ", and, on and after the execution and delivery thereof pursuant to Section 8.20, the Mexican Pledge Agreement" immediately after the text ", if any" appearing in said definition.

          31. The definition of "Syndication Date" appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text "A-1 Term Loans and the Revolving" immediately prior to the text "Loans" appearing in said definition and (ii) inserting the text "related" immediately prior to the word "Commitments" appearing in said definition.

          32. The definition of "Total Commitment" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "A-1 Term Loan Commitment, the Total A-2" immediately prior to the text "Term Loan Commitment" appearing in said definition.

          33.  Section 11 of the Credit Agreement is hereby further amended by
(i) deleting the definitions of "Commitment", "Required Banks", "Scheduled Repayment", "Term Loan", "Term Loan Commitment", "Term Loan Maturity Date", "Term Note", "Total Term Loan Commitment", and "Tranche" appearing therein in their entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

          "A-1 Term Loan" shall have the meaning provided in Section
          1.01(a).

          "A-1 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "A-1 Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

          "A-1 Term Loan Maturity Date" shall mean May 28, 2006.

          "A-1 Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(i).

          "A-1 Term Note" shall have the meaning provided in Section
     1.05(a).

          "A-2 Term Loan" shall have the meaning provided in Section
     1.01(e).

          "A-2 Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Schedule I directly below the column entitled "A-2 Term Loan Commitment," as the same may be terminated pursuant to Sections 3.03 and/or 10.

          "A-2 Term Loan Maturity Date" shall mean May 28, 2006.

          "A-2 Term Loan Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

          "A-2 Term Loan Syndication Date" shall mean that date upon which the Administrative Agent determines (and notifies the Borrower and the Banks) that the primary syndication of the A-2 Term Loan Commitments and/or the A-2 Term Loans (and resultant addition of Persons as Banks pursuant to Section 13.04(b)) has been completed.

          "A-2 Term Note" shall have the meaning provided in Section
     1.05(a).

          "Commitment" shall mean any of the commitments of any Bank, i.e., whether the A-1 Term Loan Commitment, the A-2 Term Loan
     ----
     Commitment or the Revolving Loan Commitment.

          "Mexican Pledge Agreement" shall have the meaning provided in Section 8.20.

          "Rail Van" shall mean Rail Van, Inc., an Ohio corporation and after the consummation of the Rail Van Transaction, a Wholly-Owned Subsidiary of the Borrower.

          "Rail Van Acquisition" shall have the meaning provided in the Third Amendment.

          "Rail Van Acquisition Documents" shall have the meaning provided in the Third Amendment.

          "Rail Van Documents" shall mean and include the Rail Van Acquisition Documents, the Third Amendment and the other documents and instruments entered into in connection with the Rail Van Transaction, in each case as the same may be amended, modified and/or supplemented from time to time.

          "Rail Van Equity Financing" shall have the meaning provided in the Third Amendment.

          "Rail Van Pro Forma Balance Sheet" shall have the meaning
                    --- -----
     provided in Section 7.10(b).

          "Rail Van Refinancing" shall mean the refinancing transactions described in Part I, Section 1(v) of the Third
     Amendment.

          "Rail Van Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated as of December 18, 2000, among the Borrower, Rail Van and the shareholders of Rail Van, as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

          "Rail Van Transaction" shall mean, collectively, (i) the consummation of the Rail Van Acquisition, (ii) the consummation of the Rail Van Refinancing, (iii) the consummation of the Rail Van Equity Financing, (iv) the entering into of the Third Amendment and the incurrence of all Loans hereunder on the Third Amendment Effective Date and (v) the payment of fees and expenses in connection with the foregoing.

          "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, if after the termination thereof, outstanding Revolving Loans and Adjusted RL Percentage of outstanding Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of (i) the total outstanding Term Loans of

     Non-Defaulting Banks and (ii) the Adjusted Total Revolving Loan Commitment (or, if after termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Adjusted RL Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

          "Scheduled Repayment" shall mean any A-1 Term Loan Scheduled Repayment and A-2 Term Loan Scheduled Repayment.

          "Term Loan" shall mean each A-1 Term Loan and each A-2 Term
     Loan.

          "Term Loan Commitment" shall mean either or both of the A-1 Term Loan Commitment or the A-2 Term Loan Commitment, as the context may require.

          "Third Amendment" shall mean the Third Amendment and Consent to this Agreement, dated as of December 22, 2000.

          "Third Amendment Effective Date" shall have the meaning provided in the Third Amendment.

          "Total A-1 Term Loan Commitment" shall mean the sum of the A-1 Term Loan Commitments of each of the Banks.

          "Total A-2 Term Loan Commitment" shall mean the sum of the A-2 Term Loan Commitments of each of the Banks.

          "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., A-1 Term Loans, A-2 Term Loans,
                        ----
     Revolving Loans and Swingline Loans.

          "Updated Projections" shall have the meaning provided in the Third Amendment.

          34. Schedules I, III and VIII to the Credit Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof the new
Schedule I, III or VIII, as the case may be, as it appears as attached hereto.

          35. Exhibit A to the Credit Agreement is hereby amended by (i) deleting the text "[Term Loans]" appearing in said Exhibit and inserting the text "[A-1 Term Loans][A-2 Term Loans]" in lieu thereof and (ii) deleting footnotes 2 and 3 appearing in said Exhibit in their entirety and inserting the following new footnotes 2 and 3 in lieu thereof:

          "/2 Unless the A-2 Term Loan Syndication Date has theretofore occurred, prior to the 90th day after the Third Amendment Effective Date, A-2 Term Loans to be maintained as Eurodollar Loans may only be incurred on the Third Amendment Effective Date and on each one month anniversary of the initial date of Borrowing of such Eurodollar Loans.

          /3 To be included for a Proposed Borrowing of Eurodollar Loans. Unless the A-2 Term Loan Syndication Date has theretofore occurred, prior to the 90th day after the Third Amendment Effective Date, A-2 Term Loans to be maintained as Eurodollar Loans may not have an Interest Period in excess of one month.".

          36. Exhibit B-1 and Exhibit L to the Credit Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof a new Exhibit B-1 or Exhibit L, as the case may be, in the form of Exhibit B-1 or Exhibit L, as the case may be, attached hereto.

          37. The Credit Agreement is hereby further amended by adding Exhibit B-4 thereto in the form of Exhibit B-4 attached hereto.

          38. Notwithstanding anything to the contrary contained in the Credit Agreement or the Pledge Agreement, the Borrower shall not be required to pledge 66-2/3% of the equity interests owned by it in [Name of Mexican Subsidiary] until the 45th day following the Third Amendment Effective Date.

II.  Miscellaneous Provisions.
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Third Amendment Effective Date, both before and after giving effect to this Amendment;

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

          (c) at the time of the consummation of the Rail Van Transaction (and immediately after giving effect thereto), the consummation of same shall not (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict or be inconsistent with or result in any breach of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject (including, without limitation, the Senior Subordinated Notes Documents) or (iii) violate any provision of the certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement or any equivalent organizational document of the Borrower or any of its Subsidiaries.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (i) the Administrative Agent shall have received for the account of each relevant Bank the appropriate A-1 Term Note and A-2 Term Note for such Bank, in the amount, maturity and as otherwise provided in Section 1.05 of the Credit Agreement (as amended hereby);

          (ii) the Administrative Agent shall have received from each Credit Party (other than Rail Van and its Subsidiaries) certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Administrative Agent;

          (iii) the Administrative Agent shall have received from each of Rail Van and each of its Subsidiaries a certificate, dated the Third Amendment Effective Date, signed by the president or any vice president of such person, and attested to by the secretary or any assistant secretary of such Person, substantially in the form of Exhibit F to the Credit Agreement with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws, operating agreement or other equivalent organizational documents of such Person and the resolutions of such Person referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Agents;

          (iv) all Company and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Amendment and the other Rail Van Documents shall be satisfactory in form and substance to the Agents and the Required Banks, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of Company proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper Company or governmental authorities;

          (v) the Administrative Agent shall have received from each of (i) Holland & Knight LLP, special counsel to the Credit Parties, (ii) O'Sullivan Graev and Karabell LLP, special New York counsel to the Credit Parties, and (iii) Squire, Sanders & Dempsey L.L.P., special Ohio counsel to the Credit Parties, an opinion addressed to the

     Administrative Agent, the Collateral Agent and each of the Banks and dated the Third Amendment Effective Date in form and substance satisfactory to the Agents and the Required Banks, and covering such matters incident to this Amendment and the transactions contemplated herein as the Agents may reasonably request (including an opinion as to no conflict with the Senior Subordinated Notes Indenture and the perfection of security interests in the assets of Rail Van and its Subsidiaries granted pursuant to the Security Documents);

          (vi) the Administrative Agent shall have received a solvency certificate from the Chief Financial Officer of the Borrower, dated the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent;

          (vii) the Banks shall have received detailed consolidated financial projections of the Borrower and its Subsidiaries, certified by the Chief Financial Officer of the Borrower, which shall include the projected results of the business acquired pursuant to the Rail Van Acquisition, and after giving effect to the Rail Van Transaction and the related financings therefor (including the A-2 Term Loans) and the other transactions contemplated hereby, for the five fiscal years ended after the Third Amendment Effective Date (the "Updated Projections"), which Updated Projections, and the supporting assumptions and explanations thereto, shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Banks;

          (viii) the Banks shall have received an unaudited pro forma
                                                            --- -----
     consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 2000 prepared on a pro forma basis consistent with the
                                      --- -----
     Updated Projections and the other financial statements referred to in
     Section 7.10(b)(III) of the Credit Agreement (immediately after giving effect to the Rail Van Transaction and the other transactions contemplated hereby), which pro forma balance sheet shall be reasonably satisfactory to
                    --- -----
     the Agents;

          (ix) the Administrative Agent shall have received a certificate from the chief financial officer of the Borrower, dated the Third Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, containing (I) a representation and warranty that (x) the incurrence of A-2 Term Loans on such date does not violate the terms of the Senior Subordinated Notes Indenture (including Section 4.04 thereof) and (y) the Indebtedness evidenced by the A-2 Term Loans constitutes "Senior Debt" and "Designated Senior Debt" under the Senior Subordinated Notes Indenture and
     (II) financial calculations (in form and substance reasonably satisfactory to the Administrative Agent) establishing compliance with a Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Notes Indenture) of greater than 2.50:1.0 (after giving effect to the incurrence of A-2 Term Loans) as required by the proviso to Section 4.04 of the Senior Subordinated Notes Indenture;

          (x)    evidence of insurance complying with the requirements of
     Section 8.03 of the Credit Agreement for the business and properties of the Borrower, Rail Van and their respective Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents and the Required Banks and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or revised without 30 days prior written notice by the insurer to the Collateral Agent;

          (xi) the Credit Parties shall have furnished to the Administrative Agent such updates to the schedules to the Pledge Agreement and the Security Agreement as are necessary to give effect to all changes to the original such schedules which occurred after the Initial Borrowing Date through and including the Third Amendment Effective Date;

          (xii) the Borrower shall have paid to the Agents and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Agents and the Banks to the extent then due;

          (xiii) the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed on behalf of the Borrower by an appropriate officer of the Borrower, stating all of the conditions in clauses (i) through (xii), inclusive, above, clauses (ii) through (xii), inclusive of Section 1 of Part I of this Amendment and
     Section 6 of the Credit Agreement have been satisfied on such date; and

          (xiv) the Borrower, each Subsidiary Guarantor, the Banks constituting the Required Banks and each Bank with an A-2 Term Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Ana Adusuar (facsimile number 212-354-8113).

          Unless the Administrative Agent has received actual notice from any Bank that the conditions contained above have not been met with satisfaction, upon the satisfaction of the condition described in clause (xiv) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Third Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Third Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above).

          6. So long as the Third Amendment Effective Date occurs, the Borrower shall pay to each Bank which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on the later to occur of December 21, 2000 or the Third Amendment Effective Date, a consent fee equal to 0.15% of the sum of (x) its Revolving Loan Commitment as in effect on the Third Amendment Effective Date and (y) the aggregate principal amount of its A-1 Term Loans (as defined herein) outstanding on the Third Amendment Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the later date specified in the immediately preceding sentence, which fees shall be distributed by the Administrative Agent to the relevant Banks in the amounts specified in the immediately preceding sentence.

          7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the A-2 Term Loans) shall be fully guaranteed pursuant to the various Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

          8. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement or the Pledge Agreement, as the case may be, as modified hereby.

                            *          *          *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              PACER INTERNATIONAL, INC. (f/k/a Land Transport
                                 Services, Inc.)

                              By:___________________________________
                                 Title:

                              BANKERS TRUST COMPANY,
                               Individually, as Administrative
                               Agent and as Pledgee, as Collateral Agent

                              By:___________________________________
                                 Title:

                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              Individually and as
                              Syndication Agent

                              By ____________________________________
                                 Title:

                              CREDIT SUISSE FIRST BOSTON,
                              Individually and as
                              Documentation Agent

                              By ____________________________________
                                 Title:

                              By ____________________________________
                                 Title:

                              BANKBOSTON, N.A.

                              By ____________________________________
                                 Title:

                              BANK UNITED

                              By ____________________________________
                                 Title:

                              ABN AMRO BANK N.V.

                              By ____________________________________
                                 Title:

                              By ____________________________________
                                 Title:

                              BANK ONE, NA (FORMERLY KNOWN AS THE FIRST NATIONAL
                                    BANK OF CHICAGO)

                              By ____________________________________
                                 Title:

                              CREDIT LYONNAIS NEW YORK BRANCH

                              By ____________________________________
                                 Title:

                              FIRST UNION NATIONAL BANK

                              By ____________________________________
                                 Title:

                              HELLER FINANCIAL

                              By ____________________________________
                                 Title:

                              THE INDUSTRIAL BANK OF JAPAN, LIMITED

                              By ____________________________________
                              Title:

                              THE MITSUBISHI TRUST AND BANKING CORPORATION

                              By ____________________________________
                              Title:

                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                              By ____________________________________
                              Title:

                              TRANSAMERICA BUSINESS CREDIT CORPORATION

                              By ____________________________________
                              Title:

                              UNION BANK OF CALIFORNIA, N.A.

                              By ____________________________________
                              Title:

                                 FUJI BANK LIMITED

                                 By:________________________________
                                    Name:
                                    Title:

          Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Third Amendment, hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof (including, without limitation, Part II, Sections 7 and 8 thereof).

                             Manufacturers Consolidation Service, Inc.
                             Levcon, Inc.
                             Pacer Logistics, Inc.
                             Cross Con Terminals, Inc.
                             Pacer Integrated Logistics, Inc.
                             PLM Acquisition Corporation
                             Keystone Terminals Acquisition Corp.
                             Ocean World Lines, Inc.
                             International Logistics Management, Inc.
                             Manufacturers Consolidation Service of Canada, Inc. RFI Group, Inc.
                             Conex Global Logistics Services, Inc.
                             GTS Transportation Services, Inc.
                             Pacific Motor Transport Company
                             Pacer Express, Inc.
                             Interstate Consolidation, Inc.
                             Interstate Consolidation Service, Inc.
                             Intermodal Container Service, Inc.
                             Cross Con Transport, Inc.
                             RF International, Ltd.
                             Rail Van, Inc.
                             Rail Van, LLC

                             By____________________________________
                             Title:

                                                                      SCHEDULE I
                                                                      ----------

                         LIST OF BANKS AND COMMITMENTS
                         -----------------------------

Bank                                                   A-1 Term Loan             A-2 Term Loan           Revolving Loan
----                                                    Commitment                Commitment               Commitment
                                                        ----------                ----------               ----------
Bankers Trust Company                                 $  9,765,957.45           $13,333,333.34          $  5,100,254.00

Morgan Stanley Senior Funding, Inc.                   $  9,765,957.45           $13,333,333.33          $  3,823,658.26

Credit Suisse First Boston                            $  9,765,957.45           $13,333,333.33          $  7,234,042.55

ABN Amro Bank N.V.                                    $  9,765,957.45                                   $  7,234,042.55

BankBoston, N.A.                                      $  8,329,787.23                                   $  6,170,212.77

Bank One/The First National Bank of Chicago           $  9,765,957.45                                   $  7,234,042.55

Bank United                                           $  8,329,787.23                                   $  6,170,212.77

Credit Lyonnais Americas New York Branch              $  9,765,957.45                                   $  8,510,638.30

First Union National Bank                             $  8,329,787.23                                   $  6,170,212.77

Heller Financial                                      $  8,329,787.23                                   $  6,170,212.77

The Industrial Bank of Japan, Limited                 $  8,329,787.23                                   $  6,170,212.77

The Mitsubishi Trust & Banking Corporation            $  8,329,787.23                                   $  6,170,212.77

The Prudential Insurance Company of America           $  8,329,787.23                                   $  6,170,212.77

Transamerica Business Credit Corporation              $  8,329,787.23                                   $  6,170,212.77

Union Bank of California, N.A.                        $  9,765,957.45                                   $  7,234,042.55

Fuji Bank Limited                                                                                       $  4,267,577.08

Total                                                 $135,000,000.00           $40,000,000.00          $100,000,000.00

                                                                     EXHIBIT B-1
                                                                     -----------

                             FORM OF A-1 TERM NOTE
                             ---------------------

U.S. $____________________                                    New York, New York
                                                              _________ __, ____

          FOR VALUE RECEIVED, PACER INTERNATIONAL, INC. (f/k/a Land Transport Services, Inc.), a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of [_____________________] (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement) initially located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 on the A-1 Term Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all A-1 Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount of each A-1 Term Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in Section
1.08 of the Agreement.

          This Note is one of the A-1 Term Notes referred to in the Credit Agreement, dated as of May 28, 1999, among the Borrower, the lending institutions from time to time party thereto (including the Bank), Credit Suisse First Boston, as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Bankers Trust Company, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the A-1 Term Loan Maturity Date, in whole or in part, and A-1 Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                        PACER INTERNATIONAL, INC.

                                        By________________________________
                                          Title

                             FORM OF A-2 TERM NOTE
                             ---------------------

U.S. $___________________                                     New York, New York
                                                              _________ __, ____

          FOR VALUE RECEIVED, PACER INTERNATIONAL, INC. (f/k/a Land Transport Services, Inc.), a Tennessee corporation (the "Borrower"), hereby promises to pay to the order of [_____________________] (the "Bank"), in lawful money of the United States of America in immediately available funds, at the Payment Office (as defined in the Agreement) initially located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006 on the A-2 Term Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all A-2 Term Loans (as defined in the Agreement) made by the Bank pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

          The Borrower promises also to pay interest on the unpaid principal amount of each A-2 Term Loan made by the Bank in like money at said office from the date hereof until paid at the rates and at the times provided in Section
1.08 of the Agreement.

          This Note is one of the A-2 Term Notes referred to in the Credit Agreement, dated as of May 28, 1999, among the Borrower, the lending institutions from time to time party thereto (including the Bank), Credit Suisse First Boston, as Documentation Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent and Bankers Trust Company, as Administrative Agent (as amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the A-2 Term Loan Maturity Date, in whole or in part, and A-2 Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

          In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                              PACER INTERNATIONAL, INC.

                              By________________________________
                                 Title

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
                  -------------------------------------------

                                                           DATE:  ________, ____

          Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the
                                              --------------
outstanding rights and obligations under the Credit Agreement relating to the Tranches indicated in Item 4 of Annex I, including, without limitation, (x) in the case of any assignment of all or any portion of outstanding A-1 Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding A-1 Term Loans, (y) in the case of any assignment of all or any portion of outstanding A-2 Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding A-2 Term Loans and (z) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and of all then outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment and the amount of the outstanding A-1 Term Loans and A-2 Term Loans owing to the Assignee will be as set forth in Item 4 of Annex I.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

          3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment and Assumption Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the Documentation Agent, the Syndication Agent, the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Documentation Agent, the Syndication Agent, the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Documentation Agent, the Syndication Agent, the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) confirms that it is (I) a Bank, (II) a parent company and/or an affiliate of the Assignor which is at least 50% owned by the Assignor or its parent company, (III) in the event the Assignor is a fund that invests in bank loans, a fund that invests in bank loans and is managed by the same investment advisor of the Assignor or by an affiliate of such investment advisor or (IV) an Eligible Transferee under Section 13.04(b) of the Credit Agreement; [and] (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank[; and (vii) attaches the forms described in Section 13.04(b) of the Credit Agreement]./1/

          4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be (x) the date upon which all of the following conditions have been satisfied: (i) the execution hereof by the Assignor and the Assignee, (ii) the consent hereto by the Administrative Agent, the Borrower and each Letter of Credit Issuer to the extent required by Section 13.04(b) of the Credit Agreement, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement, and (iv) the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in
Section 13.17 of the Credit Agreement, or (y) such later date as is otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

          5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Bank thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

          6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans at the rates specified in Item 6 of Annex I, (y) all Commitment Fees (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I and
(z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fee and Letter of Credit Fees, to be paid by the Administrative Agent upon receipt thereof from the Borrower directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of

_________________
/1/ If the Assignee is a U.S. Bank organized under the laws of a jurisdiction outside the United States.

the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the A-1 Term Loans, A-2 Term Loans and/or Revolving Loans which are outstanding on the Settlement Date, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

          7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.


                                        [NAME OF ASSIGNOR],
                                        as Assignor

                                        By____________________________
                                          Title:

                                        [NAME OF ASSIGNEE],
                                        as Assignee

                                        By____________________________
                                          Title:
Acknowledged and Agreed:

[BANKERS TRUST COMPANY,
    as Administrative Agent

By__________________________
 Title:

PACER INTERNATIONAL, INC.

By____________________________
 Title:]/2/


______________________________
/2/ The consent of each of the Administrative Agent and, so long as no Default or Event of Default is then in existence, the Borrower is required in connection with any assignment to an Eligible Transferee pursuant to clause
     (y) of Section 13.04(b) of the Credit Agreement (which consent, in either case, shall not be unreasonably withheld or delayed).

[NAME OF EACH LETTER OF CREDIT ISSUER,
   as Letter of Credit Issuer

By____________________________]/3/

___________________________
/3/ The consent of each Letter of Credit Issuer is required in connection with any assignment of Revolving Loans Commitments to an Eligible Transferee pursuant to clause (y) of Section 13.04(b) of the Credit Agreement (which consent shall not be unreasonably withheld or delayed).

                 ANNEX TO ASSIGNMENT AND ASSUMPTION AGREEMENT
                 --------------------------------------------

1.   The Borrower:  Pacer International, Inc. (f/k/a Land Transport Services,
                    Inc.) (the "Borrower")

2.   Name and Date of Credit Agreement:

     Credit Agreement, dated as of May 28, 1999, among the Borrower, the lenders from time to time party thereto (the "Banks"), Morgan Stanley Senior Funding, as Syndication Agent, Credit Suisse First Boston, as Documentation Agent and Bankers Trust Company, as Administrative Agent, as amended, restated, modified and/or supplemented from time to time.

3.   Date of Assignment Agreement:

4.   Amounts (as of date of item #3 above):

=============================================================================================================================
                                                                       Outstanding
                                     Outstanding Principal of         Principal of             Total Revolving Loan
                                          A-1 Term Loans             A-2 Term Loans                 Commitment
-----------------------------------------------------------------------------------------------------------------------------
a.  Aggregate Amount for all Banks         $___________                 $_______                        $_______
-----------------------------------------------------------------------------------------------------------------------------
b.  Assigned Share                         ____________%                ________%                       ________%
-----------------------------------------------------------------------------------------------------------------------------
c.  Amount of Assigned Share               $___________                 $_______                        $_______
============================================================================================================================

5.   Settlement Date:

6.   Rate of Interest           As set forth in Section 1.08 of to the Credit
     to the Assignee:           Agreement Assignee: (unless otherwise agreed to
                                by the Assignor and the Assignee)/4/

7.   Commitment Fees            As set forth in Section 3.01(a) of the Credit
     to the Assignee:           Agreement (unless otherwise agreed to by the
                                Assignor and the Assignee)/5/

8.   Letter of                  As set forth in Section 3.01(b) of the Credit


_________________________________

/4/ The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of interest through payments by the Assignee to the Assignor.

/5/ Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Commitment Fees to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of the Commitment Fees through payment by the Assignee to the Assignor.

     Credit Fees to                Agreement (unless otherwise agreed to by the
     the Assignee:                 Assignor and the Assignee)/6/

9.   Notice:

               ASSIGNEE:

               _______________________________

               _______________________________

               _______________________________

               _______________________________

               Attention:
               Telephone:
               Facsimile:
               Reference:

               ASSIGNOR:

               _______________________________

               _______________________________

               _______________________________

               _______________________________

               Attention:
               Telephone:
               Facsimile:
               Reference:

10.  Payment Instructions:

               ASSIGNEE:

               _______________________________

               _______________________________

_________________
/6/ Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.01(b) of the Credit Agreement, with the Assignor and the Assignee effecting any agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

          _______________________________

          _______________________________

          Attention:
          Reference:

          ASSIGNOR:

          _______________________________

          _______________________________

          _______________________________

          _______________________________

          Attention:
          Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]            [NAME OF ASSIGNOR]

By________________________    By__________________________

  ________________________      __________________________
 (Print Name and Title)         (Print Name and Title)